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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 10, 1997

                                              REGISTRATION STATEMENT NO. 2-93085
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                          AMERICAN EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                     1311                 74-2086890
     (State Or Other           (Primary Standard       (I.R.S. Employer
      Jurisdiction                Industrial        Identification Number)
   Of Incorporation Or        Classification Code
      Organization)                 Number)
                          ----------------------------

                              1331 LAMAR, SUITE 900
                            HOUSTON, TEXAS 77010-3088
                                 (713) 756-6000
                          ----------------------------
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                   of Registrant's Principal Executive Office)
                          ----------------------------

                                  JOHN M. HOGAN
                SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                          AMERICAN EXPLORATION COMPANY
                              1331 LAMAR, SUITE 900
                            HOUSTON, TEXAS 77010-3088
                                 (713) 756-6000
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)
                          ----------------------------

                        REMOVING SHARES FROM REGISTRATION
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                       REMOVAL OF SHARES FROM REGISTRATION

            American Exploration Company (the "Company"), hereby amends the Registration Statement on Form S-8, File No. 2-93085 (the "Registration Statement"), filed in connection with the Company's American Exploration Company Stock Compensation Plan (the "Plan"), to withdraw from registration all the shares of Common Stock of the Company pursuant to the Plan which were registered under the Registration Statement but remain unsold.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Act of 1933, the Corporation has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 8, 1997.

                                          AMERICAN EXPLORATION
                                          COMPANY

                                          By: /s/ MARK E. ANDREWS
                                             ----------------------------
                                          Name: Mark E. Andrews

                                          Title: Chairman of the Board, Chief
                                          Executive Officer and Director